UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

FIRST VIRTUAL COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3200 Bridge Parkway, Suite 202
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 801-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

          Press Release dated May 6, 2004, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST VIRTUAL COMMUNICATIONS, INC.
By:	/s/ Truman Cole
Truman Cole
Chief Financial Officer

Date: May 7, 2004

INDEX TO EXHIBITS

Sequentially
Exhibit		Numbered
Number	Description	Page
99.1	Press Release dated May 6, 2004 of First Virtual Communications, Inc.